REVENUE	12 Months Ended
Dec. 31, 2025
Revenue [Abstract]
REVENUE [Text Block]

14. REVENUE

	Years ended
	December 31,	December 31,
	2025	2024

Silver sales	$267.3	$127.3
Gold sales	156.0	92.3
Lead sales	27.9	-
Zinc sales	21.6	-
Copper sales	2.8	-
Other metals sales	0.9	-
Less: smelting and refining costs	(9.0)	(2.0)
Revenue	$467.5	$217.6

Changes in fair value from provisional pricing are included in silver, gold, lead, zinc and copper sales. Revenue per product type was as follows:

	Years ended
	December 31,	December 31,
	2025	2024
Concentrate sales	$262.7	$71.1
Provisional pricing adjustments	7.1	(0.8)
Total revenue from concentrate sales	269.8	70.3
Refined metal sales	197.7	147.3
Total revenue	$467.5	$217.6
Provisional pricing adjustments on sales of concentrate are pricing adjustments made upon finalization of the sales contract. The Company's concentrate sales contracts are initially priced with provisional pricing periods lasting typically two to six months, with provisional pricing adjustments recorded to revenue as market prices vary. As at December 31, 2025, a 10% change to the underlying metals prices would result in a change in revenue and accounts receivable of $2.8 (December 31, 2024 - $0.3) based on the total quantities of metals in sales contracts for which the provisional pricing periods were not yet closed.

The Company had eight customers representing 100% of concentrate and refined metal sales in 2025, with three customers accounting for 42%, 30%, and 20% of total sales respectively. In 2024, three customers represented 100% of concentrate and refined metal sales, accounting for 68%, 17%, and 16% of total sales respectively.